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Exhibit 32.1

           CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER
            PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report of Planet Polymer Technologies, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, H. M. Busby, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: May 13, 2004

/s/ H. M. Busby
----------------
H. M. Busby
Chief Executive Officer and Chief Financial Officer